SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                      November 3, 2003 (October 23, 2003)


                          NATIONAL STEEL CORPORATION
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-983                25-0687210
      ---------------              -----------------        ---------------
 (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)               File Number)          Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                      46545-3440
----------------------------------------                    ---------------
(Address of Principal Executive Office)                       (Zip Code)


       Registrant's telephone number, including area code: 574-273-7000


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  Bankruptcy or Receivership.

(b) On October 23, 2003, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession, a copy of which is attached hereto as Exhibit 2.1, as modified by the Modification to the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession, a copy of which is attached hereto as Exhibit 2.2, (the "Plan").

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

A copy of the Confirmation Order is attached hereto as Exhibit 2.3 and the press release announcing confirmation of the Plan and its key provisions is attached hereto as Exhibit 99.1.

Through the Plan, National Steel Corporation and its affiliated debtors and debtors in possession (the "Debtors"), will liquidate its remaining assets, complete the wind-up of its business, and distribute the proceeds of their liquidation to their creditors. The Plan provides for the appointment of a Plan Administrator who will manage the liquidation. A description of the various classifications of claims against the Debtors and the treatment of such claims is contained in the Plan and the Disclosure Statement with Respect to the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession, filed with the Bankruptcy Court on August 20, 2003.

As of October 23, 2003, National Steel Corporation had 41,288,240 shares of common stock issued and outstanding.

Information as to the assets and liabilities of National Steel Corporation as of September 30, 2003, the most recent practicable date prior to the confirmation date, is set forth in the unaudited monthly operating report of National Steel Corporation as of September 30, 2003, filed with the Commission as Exhibit 99.1 on Form 8-K on October 23, 2003, and incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits.

(c) The following documents are filed as exhibits to this report:

Exhibit
Number        Description
--------      -----------

2.1 First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession

2.2 Modification to the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession

2.3 Order of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, approving the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession, as modified, under Chapter 11 of the Bankruptcy Code

99.1 Press Release, dated October 23, 2003, announcing Bankruptcy Court approval of the Plan

99.2 Unaudited monthly operating report of National Steel Corporation as of September 30, 2003, filed with the Commission as Exhibit
              99.1 on Form 8-K on October 23, 2003, and incorporated by reference herein.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 3, 2003                      NATIONAL STEEL CORPORATION
                                                Registrant


                                            By: /s/ Kirk A. Sobecki
                                               ---------------------------
                                               Kirk A. Sobecki
                                               President

                                 EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

2.1 First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession

2.2 Modification to the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession

2.3 Order of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, approving the First Amended Joint Plan of Liquidation of National Steel Corporation and its Affiliated Debtors and Debtors in Possession, as modified, under Chapter 11 of the Bankruptcy Code

99.1 Press Release, dated October 23, 2003, announcing Bankruptcy Court approval of the Plan

99.2 Unaudited monthly operating report of National Steel Corporation as of September 30, 2003, filed with the Commission as Exhibit
              99.1 on Form 8-K on October 23, 2003, and incorporated by reference herein.